UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                           July 14, 2011

Crown Crafts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                        (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 14, 2011, pursuant to a Settlement Agreement (the “Agreement”) dated July 14, 2011 by and among Crown Crafts, Inc. (the “Company”) and Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Channel Partnership II, L.P., Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, Nelson Obus and Joshua H. Landes (collectively, the “Wynnefield Group”), the Company agreed to nominate Patricia Stensrud for election as a director at the Company’s 2011 annual meeting of stockholders.  In addition, pursuant to the Agreement, the Wynnefield Group has agreed to cease efforts related to its own proxy solicitation in connection with the 2011 annual meeting and vote its shares of the Company’s common stock in favor of the Company’s nominees.  Based upon its Schedule 13D/A filed with the Securities and Exchange Commission on June 1, 2011, the Wynnefield Group owned beneficially approximately 16.3% of the Company’s outstanding common stock as of the date of the Agreement.

The full text of the Agreement is included as Exhibit 10.1 hereto and is incorporated herein by reference.  The description contained herein of the Agreement is qualified in its entirety by reference to the terms of such document.  The press release issued by the Company regarding these matters is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1
Settlement Agreement dated July 14, 2011 by and among Crown Crafts, Inc., Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Channel Partnership II, L.P., Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, Nelson Obus and Joshua H. Landes

99.1	Press Release dated July 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

By:	/s/ E. Randall Chestnut
E. Randall Chestnut, President and Chief Executive Officer

Dated:  July 15, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Settlement Agreement dated July 14, 2011 by and among Crown Crafts, Inc., Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Channel Partnership II, L.P., Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, Nelson Obus and Joshua H. Landes

99.1	Press Release dated July 15, 2011

4